UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 28, 2017 (September 22, 2017)
TECOGEN INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-36103	04-3536131
(Commission File Number)	(IRS Employer Identification No.)

45 First Avenue
Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

(781) 622-1120
(Registrant's telephone number, including area code)
_______________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02. Termination of a Material Definitive Agreement

On September 22, 2017, Tecogen Inc. (the “Company” or “Tecogen”) provided written notice to Tedom a.s., a European combined heat and power product manufacturer incorporated in the Czech Republic (“Tedom”) and Tedom USA Inc., a Delaware subsidiary of Tedom (“Tedom USA”) in exercise of its rights under the JVA (as defined below) and the LLC Agreement (as defined below), of the immediate termination of the JVA and to begin the dissolution process under the LLC Agreement, in each case as a result of a material and incurable breach of certain provisions thereunder by Tedom and/or Tedom USA. The Company intends to work together with Tedom to come to amicable decision to create a new path forward for TTcogen and the relationship between the Company and Tedom and/or facilitate an amicable wind up of TTcogen's affairs as provided for in the LLC Agreement and in accordance with the terms therewith.

As previously disclosed, on May 19, 2016, the Company entered into a joint venture agreement (the "JVA") with Tedom. As part of the JVA, the Company and Tedom created a Delaware limited liability company, TTcogen LLC ("TTcogen"), to carry out the terms of the JVA. Pursuant to the terms of the JVA, Tedom granted TTcogen the sole and exclusive right to market, sell, offer for sale, and distribute certain products as agreed to by the parties throughout the United States. Tecogen agreed to refer all appropriate sale leads to TTcogen regarding the products agreed to by the parties and Tecogen shall have the first right to repair and provide maintenance for the products sold by TTcogen.

Also on May 19, 2016, as obligated under the JVA, Tecogen entered into a limited liability agreement ("LLC Agreement") with Tedom USA, with Tecogen and Tedom USA its members. TTcogen is run by a board of four individuals, two from Tecogen and two from Tedom USA. Dissolution rights are triggered under the LLC Agreement upon termination of the JVA.

The entry into the JVA and the LLC Agreement and the creation of TTcogen were each disclosed in the Company's current report on Form 8-K filed with the SEC on May 24, 2016, which disclosure is hereby incorporated by reference (the "Prior Disclosure"). The summary of the terms of the JVA and the LLC Agreement set forth herein do not purport to be complete and are qualified in their entirety by reference to the Prior Disclosure, including the exhibits filed therewith.

Forward-Looking Statements

Except for the historical information contained herein, the matters disclosed herein include forward-looking statements which are the Company’s current views with respect to future events. These forward-looking statements are subject to many assumptions, risks and uncertainties that could cause actual results to differ significantly from those anticipated by the Company. These risks include the Company’s ability to satisfactorily complete the dissolution and winding up of the joint venture and other risks detailed from time to time in the Company’s filings and reports with the Securities and Exchange Commission including the Company’s annual report on Form 10-K for the year ended December 31, 2016. The Company undertakes no obligation to publicly update or revise any such forward-looking statements, except as required by federal securities laws, whether as a result of new information, future events or otherwise.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TECOGEN INC.

By: /s/ Bonnie Brown
September 28, 2017	Bonnie Brown, Principal Financial & Accounting Officer